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                             SHARE CLASS REDESIGNATION
                             EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class C - Formerly Class II



                          SUPPLEMENT DATED JANUARY 1, 1999
                                TO THE PROSPECTUS OF
                          FRANKLIN NEW YORK TAX-FREE TRUST
                                 DATED MAY 1, 1998

The prospectus is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The following paragraph is added under "What Are the Risks of Investing in the Funds?":

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

Advisers will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Advisers, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which a fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Funds?" for more information.

III. The following is added after the section "Administrative Services" under "Who Manages the Funds?":

YEAR 2000 PROBLEM. The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and Advisers may have no control.

IV. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

 2. Determine how much you would like to invest. The funds' minimum investments are:

    o To open a regular account                               $    1,000
    o To open a custodial account for a minor
     (an UGMA/UTMA account)                                   $      100
    o To open an account with
      an automatic investment plan                            $       50
    o To add to an account                                    $       50

 For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

 We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

V. The section of the chart labeled "Insured Fund - Class I," found under "How Do I Buy Shares? - Insured and Intermediate Funds - Purchase Price of Fund Shares," is replaced with the following:

                                   TOTAL SALES CHARGE       AMOUNT PAID TO
                                   AS A PERCENTAGE OF       DEALER AS A
AMOUNT OF PURCHASE               OFFERING      NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE                PRICE         INVESTED     OFFERING PRICE

INSURED FUND - CLASS A
Under $100,000                   4.25%           4.44%        4.00%
$100,000 but less than           3.50%           3.63%        3.25%
$250,000
$250,000 but less than           2.50%           2.56%        2.25%
$500,000
$500,000 but less than           2.00%           2.04%        1.85%
$1,000,000
$1,000,000 or more*              None            None         None

VI. In the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Insured and Intermediate Funds - Sales Charge Reductions and Waivers,"

(a)   the second waiver category is replaced with the following:

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

     If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

     Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

     This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

(b) the following new categories 5 and 6 are added to the end of the first list of sales charge waiver categories:

 5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

 If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

 6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

 If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

 If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

(c) and the following new category 10 is added to the end of the second list of sales charge waiver categories:

 10. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

VII. The following paragraph is added at the end of the section "How Do I Buy Shares?":

 FOR INVESTORS OUTSIDE THE U.S.

 The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

VIII. The second paragraph under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?" is replaced with the following:

 For the Insured and Intermediate Funds, you generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

IX. Under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions,"

(a) the second item is replaced with the following:

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

(b) and the following new item is added:

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

X. In the "By Phone" section of the chart under "How Do I Sell Shares?", the first bulleted item is replaced with the following:

 o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

XI. Distribution option 3 in the section "What Distributions Might I Receive From the Funds? - Insured and Intermediate Funds - Distribution Options" is replaced with the following:

 3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

XII. Under "Transaction Procedures and Special Requirements,"

(a) the section "Joint Accounts" is replaced with the following:

JOINT ACCOUNTS. For accounts with more than one registered owner, the funds accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

(b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

(c) and the section "Keeping Your Account Open" is replaced with the following:

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.

XIII. Under "Services to Help You Manage Your Account,"

(a) the second sentence in the section "Automatic Investment Plan" is replaced with the following:

 Under the plan, you can have money transferred automatically from your checking or savings account to a fund each month to buy additional shares.

(b) the second paragraph under "Systematic Withdrawal Plan" is replaced with the following:

If you would like to establish a systematic withdrawal plan in the Insured or Intermediate Fund, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. If you would like to establish a systematic withdrawal plan in the Money Fund, call Shareholder Services. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

(c) the section "Electronic Fund Transfers - Class I Only" is replaced with the following:

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

(d) and the third bulleted item in the section "TeleFACTS(R)" is replaced with the following:

 o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

XIV. In the "Useful Terms and Definitions" section, the definitions of "Class I and Class II" and "Contingency Period" are replaced with the following:

CLASS A, CLASS B AND CLASS C - The Insured Fund offers two classes of shares, designated "Class A" and "Class C." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Intermediate and Money Funds are considered Class A shares for redemption, exchange and other purposes. Certain funds in the Franklin Templeton Funds also offer a class of shares designated "Class B."

CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class C shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.


                 Please keep this supplement for future reference.